UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Name of registrant as specified in charter: Central Securities Corporation

Address of principal executive offices:

630 Fifth Avenue

Suite 820

New York, New York 10111

Name and address of agent for service:

Central Securities Corporation, Wilmot H. Kidd, President

630 Fifth Avenue

Suite 820

New York, New York 10111

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31, 2012

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

EIGHTY-FOURTH ANNUAL REPORT

2012

SIGNS OF THE TIMES

     “To get a sense of the immense complexity of the U.S. (tax) system, consider that the Internal Revenue Code is almost 12 times as long as the New Testament. The 2012 instruction booklet for the 1040 individual tax form and the accompanying schedules is 188 pages long; the one for the ‘EZ’ form is 43 pages. … According to the U.S. Treasury Department, large corporations spend over $40 billion annually on compliance.” (Andrea Louise Campbell, Foreign Affairs, Vol 91 No.5, pg 108)

     “What would a better tax system look like? Most other rich countries have one. While each country has a different version, they share a core feature: they raise a lot of money taxing people’s consumption, at the point of sale.

     “Consumption taxes create fewer perverse incentives because taxing what people buy doesn’t affect their choices about work and investment. If anything, such a system might promote savings, generally good for growth. These taxes are also easy to collect and hard to evade. They don’t add complexity to your tax return. Because they produce few perverse incentives, they can be used to raise a lot of money. …

     “But a consumption tax suffers from two political weaknesses. As Lawrence Summers put it in 1988, before he became Treasury secretary in the Clinton administration or worked as an adviser for President Obama, “Liberals think it’s regressive, and conservatives think it’s a money machine.” (Eduardo Porter, The New York Times, April 10, 2012)

     “Wages have fallen to a record low as a share of America’s gross domestic product. Until 1975, wages nearly always accounted for more than 50 percent of the nation’s G.D.P., but last year wages fell to a record low of 43.5 percent. Since 2001, when the wage share was 49 percent, there has been a steep slide. …

     “Many economists say the stubbornly high jobless rate and the declining power of labor unions are also important factors behind the declining wage share, reducing the leverage of workers to demand higher wages. Unions represent just 7 percent of workers in corporate America, one-quarter the level in the 1960s.” (Steven Greenhouse, The New York Times, January 13, 2013)

     “Nearly every Apple product is ‘made’ in China, but barely 10 cents on the Apple sales dollar stay with workers, suppliers or anyone else in the country. The rest goes to designers and shareholders in the United States, component makers in Japan, machine-tool makers in Germany and retailers or shippers around the world. The problem for America with this arrangement is that it disproportionately rewards the top rather than the middle of our income scale. The problem for China is figuring out how to capture more of the rewards to begin with.” (James Fallows, The New York Times, May 27, 2012)

[ 2 ]

CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the
Securities and Exchange Commission under the provisions of the Investment Company Act of 1940)

25-YEAR HISTORICAL DATA

			Per Share of Common Stock
			Source of dividends
			and distributions			Total		Unrealized
		Net	——————————–—			dividends		appreciation
Year Ended	Total	asset	Ordinary	Long-term		and		of investments
December 31,	net assets	value	income*	capital gains*		distributions		at end of year
1987	$110,629,270	$11.36						$15,056,016
1988	118,930,727	11.77	$ .16	$ .92		$ 1.08		25,718,033
1989	129,376,703	12.24	.35	.65	**	1.00	**	38,661,339
1990	111,152,013	10.00	.20	.50	**	.70	**	25,940,819
1991	131,639,511	11.87	.14	.56	**	.70	**	43,465,583
1992	165,599,864	14.33	.20	.66		.86		70,586,429
1993	218,868,360	17.90	.18	1.42		1.60		111,304,454
1994	226,639,144	17.60	.22	1.39		1.61		109,278,788
1995	292,547,559	21.74	.33	1.60		1.93		162,016,798
1996	356,685,785	25.64	.28	1.37		1.65		214,721,981
1997	434,423,053	29.97	.34	2.08		2.42		273,760,444
1998	476,463,575	31.43	.29	1.65		1.94		301,750,135
1999	590,655,679	35.05	.26	2.34		2.60		394,282,360
2000	596,289,086	32.94	.32	4.03		4.35		363,263,634
2001	539,839,060	28.54	.22	1.58	**	1.80	**	304,887,640
2002	361,942,568	18.72	.14	1.11		1.25		119,501,484
2003	478,959,218	24.32	.11	1.29		1.40		229,388,141
2004	529,468,675	26.44	.11	1.21		1.32		271,710,179
2005	573,979,905	27.65	.28	1.72		2.00		302,381,671
2006	617,167,026	30.05	.58	1.64		2.22		351,924,627
2007	644,822,724	30.15	.52	1.88		2.40		356,551,394
2008	397,353,061	17.79	.36	2.10		2.46		94,752,477
2009	504,029,743	22.32	.33	.32		.65		197,256,447
2010	593,524,167	26.06	.46	.44		.90		281,081,168
2011	574,187,941	24.96	.43	.57		1.00		255,654,966
2012	569,465,087	24.53	.51	.43		.94		247,684,116

Dividends and distributions for the 25-year period:			$7.32	$33.46		$40.78

*	Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends from ordinary income include short-term capital gains.
**	Includes non-taxable returns of capital of $.56 in 1989, $.47 in 1990, $.11 in 1991 and $.55 in 2001.

     The Common Stock is listed on the NYSE MKT under the symbol CET. On December 31, 2012, the closing market price was $19.98 per share.

[ 3 ]

25-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000

(unaudited)

Central’s results to December 31, 2012 versus the S&P 500 Index:

Average Annual Total Return	Central’s NAV Return	Central’s Market Return	S&P 500 Index
1 Year	2.70%	1.25%	15.99%
5 Year	1.89%	–0.03%	1.66%
10 Year	10.04%	9.37%	7.09%
15 Year	6.99%	5.25%	4.47%
20 Year	11.45%	11.41%	8.20%
25 Year	11.98%	12.85%	9.69%

Value of $10,000 invested for a 25-year period	$169,380	$205,347	$101,325

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested on the payable date of the distribution at the market price or net asset value, as applicable. The cash distribution payable in January 2013 is assumed to be reinvested at the December 31, 2012 market price or net asset value as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation. Total returns do not reflect any transaction costs on investments or the deduction of taxes that investors may pay on distributions or the sale of shares.

The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is an unmanaged benchmark of large U.S. corporations that assumes reinvestment of all distributions, and excludes the effect of fees, expenses, taxes, and sales charges.

Performance data represents past performance and does not guarantee future investment results.

[ 4 ]

To the Stockholders of

     Central Securities Corporation:

     Financial statements for the year 2012, as reported upon by our independent registered public accounting firm, and other pertinent information are submitted herewith.

     Comparative net assets are as follows:

	December 31, 2012	December 31, 2011
Net assets	$569,465,087	$574,187,941
Net assets per share of Common Stock	24.53	24.96
Shares of Common Stock outstanding	23,218,307	23,005,136

     Comparative operating results are as follows:

	Year 2012		Year 2011
Net investment income	$12,226,721		$9,852,357
Per share of Common Stock	.53	*	.43 *
Net realized gain from investment transactions	8,683,497		14,330,688
Decrease in net unrealized appreciation
of investments	(7,970,850)		(25,426,202)
Increase (decrease) in net assets resulting
from operations	12,939,368		(1,243,157)

*	Per-share data are based on the average number of Common shares outstanding during the year.

     The Corporation declared three distributions to holders of Common Stock in 2012, $.20 per share paid on June 26 in cash, $.54 per share paid on December 21 in cash or in additional shares of Common Stock at the stockholder’s option and $.20 per share paid on January 16, 2013 in cash. For Federal income tax purposes, of the $.94 paid, $.51 represents ordinary income and $.43 represents long-term capital gains, all of which is taxable in 2012. Separate tax notices have been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

     In the distribution paid in December, the holders of 51% of the outstanding shares of Common Stock elected stock, and they received 326,152 Common shares at a price of $19.20 per share.

     During 2012, the Corporation purchased 122,661 shares of its Common Stock at an average price of $20.55 per share. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders. Purchases may be made on the NYSE MKT or in private transactions directly with stockholders.

[ 5 ]

     In 2012, Central’s net asset value adjusted for the reinvestment of dividends and distributions increased by 2.7% compared with an increase in the S&P 500 Index of 16.0%. Central shares increased by 1.3% as the discount at which the stock sells in relation to its net asset value increased slightly. Longer term results are shown on page four.

     The stock market last year was buffeted by the fiscal tightening and economic slowdown in Europe, the subsequent economic weakness in China and, conversely, the unprecedented monetary stimulus provided by central banks around the world in an effort to engender economic growth. In the US, the consumer and housing recovery continued throughout the year but business sentiment and capital spending turned down, affected by the uncertainties around congressional action on taxes and spending. In the end, low interest rates and easy money overcame last year’s global economic concerns and markets around the world rose somewhat strongly toward year-end.

     During the year, we remained generally fully invested and made only a limited number of investment changes. We added two new holdings and sold three, in addition to the increases and decreases in existing holdings outlined in our quarterly reports. Our investment turnover was unusually low at four percent. The new holdings are Tesco Plc, a UK food retailer which also has a substantial presence in Asia, and Freeport-McMoRan Copper & Gold Inc., the world’s largest publicly-traded copper producer. We sold Carlisle Companies, Inc., NewStar Financial, Inc. and McMoRan Exploration Co., to end the year with thirty-five investments. Central’s ten largest investments are shown on page eight. The biggest contributors to our results in 2012 were Convergys Corporation, Bank of New York Mellon Corporation and Analog Devices, Inc., while the biggest detractors were CEVA, Inc., Intel Corporation and Radisys Corporation.

     Our largest investment continues to be The Plymouth Rock Company. In simplified terms, Plymouth Rock is comprised of three parts: insurance companies which underwrite automobile and homeowner’s insurance in New England, the investment management business, and Plymouth Rock of New Jersey Management Company, which manages the Palisades Reciprocal Group for a fee but takes no direct underwriting risk. Until late October, Plymouth Rock’s results had improved substantially over those of the weather-depressed prior year. However, New Jersey was in the immediate path of Hurricane Sandy and the Palisades Reciprocal Group incurred sizeable losses. These losses do not directly impact the net income of Plymouth Rock, the company in which Central is invested, because of the somewhat uncommon management company/reciprocal structure. In fact, we expect Plymouth Rock to report a recovery in results for the year 2012.

     Shown below is a summary of pertinent per share information related to Plymouth Rock for the five years ending in 2011. We expect that the company’s 2012 annual report will be available in April at www.prac.com/about-us/financial/annual-reports.

	2007	2008	2009	2010	2011
Net income per share:	$198.98	$196.08	$281.47	$240.29	$156.50
Dividends per share:	$71.99	$84.76	$84.88	$136.12	$111.40
Book value per share:	$1,514.20	$1,543.30	$1,816.43	$1,950.66	$1,994.30

     In the five-year period ended December 31, 2012, Central received $37.3 million in dividends from Plymouth Rock.

[ 6 ]

     Central’s investment philosophy is based on long-term value investing combined with a policy of remaining generally fully invested. We seek to own companies that we know and understand and which have favorable long-term prospects. We consider capable management to be particularly important and see the effective re-investment of free cash flow in acquisitions and new product development to be one of the key sources of increased value in Central’s investments. We look for companies available at a reasonable price in relation to the probable actual and potential intrinsic value over a period of years in the future. Central has used this investment approach as opposed to a trading philosophy in which purchases and sales are made according to the current economic and stock market outlook. We believe that Central’s ability to take a longer-term view and look out three to five years has been advantageous for shareholders.

     Central’s practice for many years has been to keep its assets invested in a relatively small number of companies. Consequently, deviations in the return on Central’s assets from those of the major market averages occur from time to time, as they did last year. Our long-term results indicate that these deviations have balanced out in a manner favorable to stockholders and we believe that under reasonably favorable economic circumstances, this will again be the case.

     Equity investing has been difficult over the past decade. Whatever the cause, markets in recent years have tended to move up or down in unison and been dominated by short term trading (popularly known as “risk on/risk off”). The average holding period for many professional investors is measured in days not years, which contrasts sharply with Central’s long-term approach. Nevertheless, it remains Central’s goal to provide shareholders with investment returns that will be judged as superior over the long-term.

     Stockholder inquiries are welcome.

CENTRAL SECURITIES CORPORATION

WILMOT H. KIDD, President

[ 7 ]

TEN LARGEST INVESTMENTS

December 31, 2012

(unaudited)

	Cost (mil.)	Value (mil.)	% of Net	Year First
			Assets	Acquired
The Plymouth Rock Company, Inc.	$2.2	$164.0	28.8%	1982
Plymouth Rock underwrites and services more than $1 billion in automobile and homeowner’s premiums in the Northeast. It was founded in 1982 and has grown both organically and through acquisitions.
Coherent, Inc.	22.0	40.6	7.1	2007
Coherent is a leading producer of commercial and scientific laser systems and components with over $760 million in sales to diverse end-markets.
Intel Corporation	16.3	30.7	5.4	1986
Intel is the world’s largest semiconductor chip maker, based on revenue of over $53 billion. It develops advanced integrated circuits for industries such as computing and communications.
Analog Devices, Inc.	8.8	25.2	4.4	1987
Analog Devices designs, manufactures and markets integrated circuits used in analog and digital signal processing, and has $2.7 billion in global product sales to industrial, communications, consumer, automotive & computer end-markets.
Brady Corporation	2.0	24.7	4.3	1984
Brady produces high-performance labels and signs, safety devices, and printing systems and software used to identify and protect people, places and property. Brady has sales of over $1.3 billion from its more than
50,000 products.
Agilent Technologies, Inc.	12.6	24.2	4.2	2005
Agilent, with $6.9 billion in sales, makes test, measurement, monitoring and analytical instruments for the life sciences, chemical analysis and electronics markets.
The Bank of New York Mellon Corporation	18.3	23.8	4.2	1993
Bank of New York Mellon is a global leader in custodial services, securities processing and asset management with $27 trillion in assets under custody and $1.4 trillion under management.
Precision Castparts Corporation	10.0	18.9	3.3	2008
Precision Castparts Corporation is a diversified manufacturer of complex metal components and products for aerospace, power, and general industrial markets worldwide. Precision Castparts has sales of over $7.2 billion.
Murphy Oil Corporation	1.0	16.7	2.9	1974
Murphy Oil is an integrated oil and gas company engaged in exploration, production, refining and marketing. It has over $27 billion in sales, with operations in Malaysia, the U.S., Canada and the U.K.
Convergys Corporation	13.0	15.0	2.6	1998
Convergys primarily provides customer relationship solutions through customer care agents and technology automation. Convergys has sales of over $2 billion.

[ 8 ]

DIVERSIFICATION OF INVESTMENTS

December 31, 2012

(unaudited)

				Percent of Net Assets December 31,
	Issues	Cost	Value	2012	2011 (a)
Common Stocks:
Insurance	1	$2,184,586	$163,983,000	28.8%	29.2%
Semiconductor	4	45,550,218	77,154,800	13.5	16.4
Technology Hardware and Equipment	5	61,664,396	63,443,672	11.1	11.9
Diversified Industrial	4	19,555,856	61,969,368	10.9	10.7
Energy	5	48,021,385	44,167,400	7.8	9.8
Health Care	5	27,057,990	40,024,080	7.0	6.9
Banking and Finance	2	22,165,336	28,169,410	4.9	3.9
Software and Services	2	25,992,576	21,785,707	3.8	5.4
Other	7	37,916,800	37,106,037	6.6	4.1
Preferred Stocks:
Energy	1	2,027,220	2,017,005	0.4	0.4

(a)	Certain balances from 2011 have been adjusted to conform to 2012 presentation.

PRINCIPAL PORTFOLIO CHANGES

October 1 to December 31, 2012

(Common Stock unless specified otherwise)

(unaudited)

	Number of Shares
	Purchased		Sold	Held December 31, 2012
Convergys Corporation			452,400	916,143
Freeport-McMoRan Copper & Gold Inc.	200,000			200,000
GeoMet, Inc. Series A Convertible Redeemable
Preferred Stock	8,149	(a)		268,934
McMoRan Exploration Co.			627,200	—
Roper Industries, Inc.			18,400	126,600
Walgreen Co.	30,000			250,000

(a)	Received as a dividend.
[ 9 ]

CENTRAL SECURITIES CORPORATION

Statement of Investments

December 31, 2012

Shares		Value

	COMMON STOCKS 94.4%
	Banking and Finance 4.9%
925,000	The Bank of New York Mellon Corporation	$23,772,500
100,000	JPMorgan Chase & Co.	4,396,910
		28,169,410
	Diversified Industrial 10.9%
740,000	Brady Corporation Class A	24,716,000
200,000	General Electric Company	4,198,000
100,000	Precision Castparts Corporation	18,942,000
126,600	Roper Industries, Inc.	14,113,368
		61,969,368
	Energy 7.8%
350,000	Canadian Oil Sands Ltd.	7,119,000
200,000	Devon Energy Corporation	10,408,000
2,000,000	GeoMet, Inc. (a)(c)	280,000
280,000	Murphy Oil Corporation	16,674,000
320,000	QEP Resources, Inc.	9,686,400
		44,167,400
	Environmental Services 1.3%
488,712	Heritage-Crystal Clean, Inc. (a)	7,335,567

	Health Care 7.0%
590,000	Agilent Technologies, Inc.	24,154,600
100,000	Johnson & Johnson	7,010,000
100,000	Medtronic, Inc.	4,102,000
100,000	Merck & Co. Inc.	4,094,000
228,000	Vical Inc. (a)	663,480
		40,024,080
	Insurance 28.8%
69,780	The Plymouth Rock Company, Inc.
	Class A (c)(d)	163,983,000

	Metals and Mining 1.2%
200,000	Freeport-McMoRan Copper & Gold Inc.	6,840,000

	Retailing 2.9%
20,000	Aerogroup International, Inc. (a)(d)	427,200
400,000	Tesco Plc ADR	6,632,000
250,000	Walgreen Co.	9,252,500
		16,311,700

[ 10 ]

Shares		Value
	Semiconductor 13.5%
600,000	Analog Devices, Inc.	$25,236,000
900,000	CEVA, Inc. (a)	14,175,000
1,490,000	Intel Corporation	30,723,800
1,500,000	Mindspeed Technologies, Inc. (a)	7,020,000
		77,154,800
	Software and Services 3.8%
916,143	Convergys Corporation	15,033,907
990,000	Xerox Corporation	6,751,800
		21,785,707
	Technology Hardware and Equipment 11.1%
801,000	Coherent, Inc. (b)	40,556,472
500,000	Flextronics International Ltd. (a)	3,105,000
200,000	Motorola Solutions, Inc.	11,136,000
1,190,000	RadiSys Corporation (a)	3,546,200
3,000,000	Sonus Networks, Inc. (a)	5,100,000
		63,443,672
	Telecommunication Services 1.2%
145,425	Primus Telecommunications Group, Inc. (b)	1,580,770
200,000	Vodafone Group Plc ADR	5,038,000
		6,618,770
	Total Common Stocks (cost $290,109,143)	537,803,474

	PREFERRED STOCKS 0.4%
	Energy 0.4%
268,934	GeoMet, Inc. Series A Convertible Redeemable
	Preferred Stock (c)(e) (cost $2,027,220)	2,017,005
	Total Investments
	(cost $292,136,363) (f) (94.8%)	539,820,479
	Cash, receivables and other assets
	less liabilities (5.2%)	29,644,608
	Net Assets (100%)	$569,465,087

(a) Non-dividend paying.

(b) Non-dividend paying, however paid one or more special dividends in 2012.

(c) Affiliated company as defined in the Investment Company Act of 1940.

(d) Valued based on Level 3 inputs – see Note 2.

(e) Dividends paid in additional shares – see Note 5.

(f) Aggregate cost for Federal tax purposes is substantially the same.

See accompanying notes to financial statements.

[ 11 ]

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2012

ASSETS:
Investments:
General portfolio securities at market value
(cost $274,265,625) (Note 1)	$373,540,474
Securities of affiliated companies (cost $17,870,738)
(Notes 1, 5 and 6)	166,280,005	$539,820,479
Cash, receivables and other assets:
Cash	34,064,820
Dividends receivable	383,737
Office equipment and leasehold improvements, net	78,851
Other assets	109,267	34,636,675
Total Assets		574,457,154
LIABILITIES:
Dividends payable	4,645,343
Payable for treasury stock purchased	162,414
Accrued expenses and reserves	184,310
Total Liabilities		4,992,067
NET ASSETS		$569,465,087

NET ASSETS are represented by:
Common Stock $1 par value: authorized
30,000,000 shares; issued 23,242,968 (Note 3)		$ 23,242,968
Surplus:
Paid-in	$296,206,169
Undistributed net realized gain on sale
of investments	2,028,854
Undistributed net investment income	780,821	299,015,844
Net unrealized appreciation of investments		247,684,116
Treasury stock, at cost
(24,661 shares of Common Stock) (Note 3)		(477,841)
NET ASSETS		$569,465,087

NET ASSET VALUE PER COMMON SHARE
(23,218,307 shares outstanding)		$24.53

See accompanying notes to financial statements.

[ 12 ]

STATEMENT OF OPERATIONS

For the year ended December 31, 2012

INVESTMENT INCOME
Income:
Dividends from unaffiliated companies
(net of foreign withholding taxes of $70,680)	$8,653,868
Dividends from affiliated companies (Note 5)	8,080,703	$16,734,571
Expenses:
Investment research	1,639,922
Administration and operations	1,464,724
Occupancy and office operating expenses	504,031
Directors’ fees	230,077
Legal, auditing and tax preparation fees	202,645
Franchise and miscellaneous taxes	92,642
Software and information services	92,245
Stockholder communications and meetings	82,071
Transfer agent, registrar and custodian
fees and expenses	70,386
Miscellaneous	129,107	4,507,850
Net investment income		12,226,721

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain from:
Unaffiliated companies	8,299,248
Affiliated companies	370,800
Written options	13,449	8,683,497
Decrease in net unrealized appreciation of investments		(7,970,850)
Net gain on investments		712,647
INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS		$12,939,368

See accompanying notes to financial statements.

[ 13 ]

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2012 and 2011

	2012	2011
FROM OPERATIONS:
Net investment income	$12,226,721	$9,852,357
Net realized gain from investment transactions	8,683,497	14,330,688
Decrease in net unrealized appreciation
of investments	(7,970,850)	(25,426,202)
Increase (decrease) in net assets resulting from
operations	12,939,368	(1,243,157)
DISTRIBUTIONS TO STOCKHOLDERS FROM:
Net investment income	(11,747,485)	(9,744,218)
Net realized gain from investment transactions	(9,851,359)	(13,035,173)
Decrease in net assets from distributions	(21,598,844)	(22,779,391)
FROM CAPITAL SHARE TRANSACTIONS: (Notes 3 and 9)
Distribution to stockholders reinvested in
Common Stock	6,262,118	5,149,231
Issuance of shares of Common Stock to directors
and employees	195,154	—
Cost of treasury stock purchased	(2,520,650)	(462,909)
Increase in net assets from capital
share transactions	3,936,622	4,686,322
Total decrease in net assets	(4,722,854)	(19,336,226)
NET ASSETS:
Beginning of year	574,187,941	593,524,167
End of year (including undistributed net investment
income of $780,821 and $294,279, respectively)	$569,465,087	$574,187,941

See accompanying notes to financial statements.

[ 14 ]

STATEMENT OF CASH FLOWS

For the year ended December 31, 2012

CASH FLOWS FROM OPERATING ACTIVITIES:
Increase in net assets from operations		$12,939,368
Adjustments to increase in net assets
from operations:
Purchases of securities	($19,895,833)
Proceeds from securities sold	47,487,630
Net realized gain from investments	(8,683,497)
Decrease in net unrealized appreciation	7,970,850
Issuance of shares of Common Stock to directors
and employees	195,154
Depreciation and amortization	46,688
Changes in operating assets and liabilities:
Decrease in dividends and interest receivable	346,582
Increase in office equipment and
leasehold improvements	(3,870)
Decrease in other assets	1,751
Decrease in accrued expenses and reserves	(497,453)
Total adjustments		26,968,002
Net cash provided by operating activities		39,907,370
CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends and distributions paid	(10,691,383)
Treasury stock purchased	(2,358,236)
Cash used in financing activities		(13,049,619)
Net increase in cash		26,857,751
Cash at beginning of year		7,207,069
Cash at end of year		$34,064,820

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions
to stockholders		$6,262,118
Dividends payable at December 31, 2012		$4,645,343
Issuance of shares of Common Stock to directors
and employees		$195,154
Payable for treasury stock purchased		$162,414

See accompanying notes to financial statements.

[ 15 ]

NOTES TO FINANCIAL STATEMENTS

     1. Significant Accounting Policies—Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Security Valuation—Marketable common and preferred stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Written options are valued at the last quoted asked price. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors.

Federal Income Taxes—It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. Management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements. The Corporation’s Federal, state and local tax returns for the current and previous three fiscal years remain subject to examination by the relevant taxing authorities.

Use of Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Other—Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date.

     2. Fair Value Measurements—The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•	Level 1—Quoted prices in active markets for identical investments;
•	Level 2—Other significant observable inputs obtained from independent sources, for example, quoted prices for similar investments or the use of models or other valuation methodologies;
•	Level 3—Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. Investments categorized as Level 3 include securities in which there is little, if any, market activity. The Corporation’s Level 3 investments consist of The Plymouth Rock Company, Inc. and Aerogroup International, Inc.

     The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

     The Corporation’s investments as of December 31, 2012 are classified as follows:

	Level 1	Level 2	Level 3	Total Value
Common Stocks	$373,393,274	—	$164,410,200	$537,803,474
Preferred Stocks	2,017,005	—	—	2,017,005
Total	$375,410,279	—	$164,410,200	$539,820,479

     The Corporation’s investment in GeoMet, Inc. Series A Preferred Stock will be transferred from Level 1 to Level 2 if there are no actual market trades in the security on a valuation date. The security will be transferred back to Level 1 if there are market trades on a subsequent valuation date. On December 31, 2012, this investment was considered Level 1, and its value was based on the closing sale price. On December 31, 2011, this investment was considered Level 2, and its value was based on the closing bid price. There were no other transfers of investments between Levels 1, 2 and 3 during the year ended December 31, 2012.

[ 16 ]

NOTES TO FINANCIAL STATEMENTS — Continued

     The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2011	$168,126,800
Net realized gains and unrealized depreciation of
investments included in increase in net assets
from operations	(3,337,400)
Sales	(379,200)
Balance as of December 31, 2012	$164,410,200

     Unrealized appreciation of Level 3 investments held as of December 31, 2012 decreased during the year by $3,428,600, which is included in the above table. In valuing Level 3 investments, the Corporation considers the results of various valuation methods. Consideration is also given to corporate governance, marketability, professional appraisals of portfolio companies, company and industry results and outlooks, and general market conditions. Management then recommends a value for each investment in light of all the information available. All of this information is subsequently presented to and discussed with the Corporation’s Board of Directors, which selects the value. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

     In valuing the Plymouth Rock Level 3 investment as of December 31, 2012, management used a number of significant unobservable inputs to develop a range of possible values for the investment. It used a comparable company approach that applied average market multiples from selected publicly traded companies to financial information from each of Plymouth Rock’s major business segments. The market multiples used were price-to-book value, price-to-earnings and price-to-revenue. Management also used a discounted cash flow model based on a forecasted earnings growth rate ranging from 2.5%-4% and a weighted average cost of capital of 10%. Transactions in Plymouth Rock’s shares were also considered. The values obtained from weighting the three methods described above (with greater weight given to the comparable company approach) were then discounted by 20% and 40% for the lack of marketability of the shares, which represents the range of discount rates management believes market participants would apply. The resulting range of values, together with the underlying support, other information about Plymouth Rock’s financial condition and results of operations and its industry outlook, were considered by management, which recommended a value for the investment. All of this information was subsequently considered by the Corporation’s directors, who selected the value.

     Significant increases (decreases) in the value of the price-to-book value multiple, price-to-earnings multiple, price-to-revenue multiple and earnings growth rate in isolation would result in a higher (lower) range of fair value measurements. Significant increases (decreases) in the value of the discount for lack of marketability or weighted average cost of capital in isolation would result in a lower (higher) range of fair value measurements.

     3. Common Stock and Dividend Distributions—The Corporation purchased 122,661 shares of its Common Stock in 2012 at an average price of $20.55 per share representing an average discount from net asset value of 18.1%. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

     The Corporation declared three distributions to holders of Common Stock in 2012, $.20 per share paid on June 26 in cash, $.54 per share paid on December 21 in cash or in additional shares of Common Stock at the stockholder’s option and $.20 per share paid on January 16, 2013 in cash. In connection with the December 21 distribution, 120,770 treasury shares were distributed and 205,382 common shares were issued, all at a price of $19.20 per share.

     The tax character of dividends and distributions paid during the year was ordinary income, $11,747,485 and long-term capital gain, $9,851,359; for 2011, they were $9,795,138 and $12,984,253, respectively. As of December 31, 2012, for tax purposes, undistributed ordinary income was $999,466 and undistributed long-term realized capital gain was $2,028,854. Dividends and distributions are determined in accordance with income tax

[ 17 ]

NOTES TO FINANCIAL STATEMENTS — Continued

regulations which may differ from generally accepted accounting principles. Financial statements are adjusted for permanent book-tax differences; such adjustments were not material for the year ended December 31, 2012.

     4. Investment Transactions—The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2012, excluding option transactions and other short-term investments, were $19,880,783 and $47,459,131, respectively.

     As of December 31, 2012, based on cost for Federal income tax purposes, the aggregate gross unrealized appreciation and depreciation for all securities were $302,488,839 and $54,804,723 respectively.

     5. Affiliated Companies—The Plymouth Rock Company, Inc. and GeoMet, Inc. are affiliated companies as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of these companies’ outstanding voting securities. During the year ended December 31, 2012, the Corporation received dividends of $8,080,703 from Plymouth Rock and sold 120 shares of Plymouth Rock at a gain of $370,800. The Corporation also received dividends of 31,144 additional shares of GeoMet Series A Preferred Stock. Net unrealized appreciation related to affiliated companies decreased by $5,716,629 for the year ended December 31, 2012 to $148,409,267. The President of the Corporation is a director of Plymouth Rock.

     6. Restricted Securities—The Corporation from time to time invests in securities the resale of which is restricted. The Corporation does not have the right to demand registration of the restricted securities. On December 31, 2012, such investments had an aggregate value of $164,410,200, which was equal to 28.9% of the Corporation’s net assets. Investments in restricted securities at December 31, 2012, including acquisition dates and cost, were:

Company	Shares	Security	Date Acquired	Cost
Aerogroup International, Inc.	20,000	Common Stock	6/14/05	$ 11,719
The Plymouth Rock Company, Inc.	60,000	Class A Stock	12/15/82	1,500,000
The Plymouth Rock Company, Inc.	9,780	Class A Stock	6/9/84	684,586

     7. Options Written—From time to time, the Corporation writes option contracts to generate additional return. When the Corporation writes an option, a liability is recorded in an amount equal to the premium received and is subsequently marked to market in the Statement of Assets and Liabilities, with any related change recorded as an unrealized gain or loss in the Statement of Operations. Upon the exercise of written call option contracts, premiums received are added to the proceeds from the sale of the underlying securities in determining whether there is a realized gain or loss. Upon the exercise of written put options, premiums received are subtracted from the cost of the purchase of the underlying securities. On the expiration date, premiums received from unexercised options are treated as realized gains in the Statement of Operations.

     When writing a covered call option, the Corporation forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss should the price of the underlying security decline below the exercise price minus the option premium received.

     When writing a put option, the Corporation has the obligation during the option’s life to purchase the securities underlying the option at an agreed-upon exercise price. The Corporation’s obligation is secured by segregating with its custodian liquid investments with a value at least equal to the amount the Corporation would be required to pay if the option were exercised. The Corporation will lose money if the securities purchased decrease in value below the exercise price by more than the premium received by the Corporation for writing the option.

     The Corporation’s activity in written options during the year ended December 31, 2012 is summarized as follows:

	Number of Shares	Premiums Received
Options outstanding at December 31, 2011	—	—
Options written	20,000	$28,499
Options terminated in closing transactions	(20,000)	(28,499)
Options outstanding at December 31, 2012	—	—

[ 18 ]

NOTES TO FINANCIAL STATEMENTS — Continued

     8. Bank Line of Credit—The Corporation has entered into a $25 million uncommitted, secured revolving line of credit with UMB Bank, n.a. (“UMB”), the Corporation’s custodian. All borrowings are payable on demand of UMB. Interest on any borrowings is payable monthly at a rate based on the federal funds rate, subject to a minimum annual rate of 2.50% No borrowings were made during the year ended December 31, 2012.

     9. Compensation and Benefit Plans—The aggregate remuneration paid during the year ended December 31, 2012 to all officers was $2,431,750, including stock awards (described below) valued at $136,570. Officers and other employees participate in a 401(k) and profit sharing plan. The Corporation has agreed to contribute at least 3% of each participant’s qualifying compensation to the plan, which is immediately vested. Contributions in excess of 3% may be made at the discretion of the Board of Directors and vest after three years of service. During the year ended December 31, 2012, the Corporation contributed $182,221 to the plan.

     The Corporation has adopted and its stockholders have approved an incentive compensation plan (the “2012 Plan”) that is administered by the Corporation’s Compensation and Nominating Committee (the “Committee”). The 2012 Plan permits the grant of awards of unrestricted stock, restricted stock, restricted stock units and cash to full-time employees and non-employee directors of the Corporation. The 2012 Plan provides for the issuance of up to 1,000,000 shares of the Corporation’s Common Stock over the ten-year life of the 2012 Plan, of which 990,320 remain available for future grants at December 31, 2012. The 2012 Plan limits the amount of shares that can be awarded to any one person in total or within a certain time period. Any award made under the 2012 Plan may be subject to performance conditions. A summary of awards of unrestricted shares of Common Stock granted and issued in 2012 is presented below. The fair value of unrestricted stock is the average of the high and low prices of the Corporation’s Common Stock on the grant date.

	Officers and employees	Non-employee directors
Number of shares granted	7,400	3,000
Number of shares surrendered for withholding taxes	(720)	n/a
Number of shares issued	6,680	3,000
Weighted average grant date fair value	$19.51	$21.61

     Pursuant to the terms of the 2012 plan, each non-employee director is awarded 500 shares of vested unrestricted Common Stock at his initial election to the Board of Directors or at his continuation of service as a director after the Corporation’s annual meeting. The aggregate value of these awards made in 2012 was $64,827. This amount plus cash payments of $165,250 made to all non-employee directors are included in Directors’ Fees expense in the accompanying Statement of Operations.

     On December 12, 2012, the Corporation granted a performance-based award to an officer, effective January 1, 2013. Achievement of this award is based on the Corporation satisfying at least one of three performance goals determined by the Committee over the period from January 1, 2013 through June 30, 2014 (the “Performance Period”). The maximum amount that can be paid under this grant is $1,000,000, although the Committee has full discretion to reduce the award down to zero. Any amount awarded at the end of the Performance Period may be paid in cash or in Common Stock of the Corporation at the determination of the Committee. The Corporation will accrue compensation expense relating to this award ratably during the Performance Period when it believes any of the performance goals are probable of achievement.

     10. Operating Lease Commitment—The Corporation has entered into an operating lease for office space, which expires in 2014. The lease agreement contains escalation clauses relating to operating costs and real property taxes. Future minimum rental commitments under the lease are $341,806 in 2013 and $170,903 in 2014.

[ 19 ]

FINANCIAL HIGHLIGHTS

     The following table shows per share operating performance data, total returns, ratios and supplemental data for each year in the five-year period ended December 31, 2012. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares.

     The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested at the market price or net asset value, as applicable, on the payable date of the distribution. Cash distributions payable in subsequent years are assumed to be reinvested at the year end market price or net asset value as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation.

	2012	2011	2010	2009	2008
Per Share Operating Performance:
Net asset value, beginning of year	$24.96	$26.06	$22.32	$17.79	$30.15
Net investment income*	.53	.43	.45	.29	.39
Net realized and unrealized gain (loss)
on securities*	(.02)	(.53)	4.19	4.89	(10.29)
Total from investment operations	.51	(.10)	4.64	5.18	(9.90)
Less:
Dividends from net investment income	.51	.43	.45	.33	.36
Distributions from capital gains	.43	.57	.45	.32	2.10
Total distributions	.94	1.00	.90	.65	2.46
Net asset value, end of year	$24.53	$24.96	$26.06	$22.32	$17.79
Per share market value, end of year	$19.98	$20.46	$21.97	$17.98	$14.40
Total return based on market (%)	1.25	(2.50)	27.14	26.97	(39.63)
Total return based on NAV (%)	2.70	.18	21.73	30.15	(32.66)
Ratios/Supplemental Data:
Net assets, end of year (000)	$569,465	$574,188	$593,524	$504,030	$397,353
Ratio of expenses to average
net assets (%)	.79	.71	.78	.91	.66
Ratio of net investment income to
average net assets (%)	2.14	1.62	1.92	1.49	1.43
Portfolio turnover rate (%)	3.55	8.07	6.67	7.94	11.04

* Based on the average number of shares outstanding during the year.

See accompanying notes to financial statements.

[ 20 ]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board Of Directors and Stockholders of
Central Securities Corporation

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Central Securities Corporation (the “Corporation”) as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Central Securities Corporation as of December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, NY
February 1, 2013

[ 21 ]

OTHER STOCKHOLDER INFORMATION

Direct Registration

     The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

     A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

     The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2012 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

     The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-Q. The Corporation’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[ 22 ]

BOARD OF DIRECTORS AND OFFICERS

Independent Directors	Age	Principal Occupations (last five years) and Position with the Corporation (if any)
L. PRICE BLACKFORD	61	Sagent Advisors (investment banking); Senior Advisor since 2010;
Director since 2012		Managing Director prior thereto

SIMMS C. BROWNING	72	Retired; Vice President, Neuberger Berman, LLC
Director since 2005		(asset management) prior thereto

DONALD G. CALDER	75	Lead Independent Director, Central Securities Corporation;
Director since 1982		Chairman, Clear Harbor Asset Management, LLC since 2010;
		President, G.L. Ohrstrom & Co. Inc. (private investment firm) prior
		thereto

DAVID C. COLANDER	65	Professor of Economics, Middlebury College
Director since 2009

JAY R. INGLIS	78	Vice President and General Counsel, International Claims
Director since 1973		Management, Inc.

C. CARTER WALKER, JR.	78	Private investor
Director since 1974

Interested Director
WILMOT H. KIDD	71	Chairman and President, Central Securities Corporation
Director since 1972

Other Officers
MARLENE A. KRUMHOLZ	49	Vice President and Secretary, Central Securities Corporation

ANDREW J. O’NEILL	40	Vice President, Central Securities Corporation; Investment Analyst,
		Central Securities Corporation, 2009 to 2011; Vice President and
		Senior Analyst, Sanford C. Bernstein & Co. LLC prior thereto

LAWRENCE P. VOGEL	56	Vice President and Treasurer, Central Securities Corporation since
		2009; Vice President, Ameriprise Financial, Inc . 2008 to 2009; Senior
		Vice President, J. & W. Seligman & Co. Incorporated and Vice
		President, Seligman Group of Investment Companies prior thereto

The address of each Director and Officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111. All Directors serve for a term of one year and are elected by stockholders at the Corporation’s annual meeting. Officers serve at the pleasure of the Board of Directors.

[ 23 ]

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
Donald G. Calder, Lead Independent Director
L. Price Blackford
Simms C. Browning
David C. Colander
Jay R. Inglis
C. Carter Walker, Jr.

OFFICERS

Wilmot H. Kidd, President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 43069, Providence, RI 02940-3069
800-756-8200
www.computershare.com

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

[ 24 ]

Item 2. Code of Ethics. The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts. The Board of Directors of the Corporation has determined that none of the members of its Audit Committee (the “Committee”) meet the definition of “Audit Committee Financial Expert” as the term has been defined by the Securities and Exchange Commission (“SEC”). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Committee has sufficient expertise to perform its duties. In addition, the Committee’s charter authorizes the Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

	2012		2011
Audit fees	$65,250	(1)	$63,350	(1)
Audit-related fees	10,000	(2)	0
Tax fees	18,500	(3)	18,000	(3)
All other fees	0		0
Total fees	$93,750		$81,350

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.
(2)	Includes fees for services performed with respect to the Corporation’s 2012 Incentive Compensation Plan.
(3)	Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

All of the audit and tax services provided by KPMG LLP for fiscal year 2012 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee.

Item 5. Audit Committee of Listed Registrants. The registrant has a separately-designated standing audit committee. Its members are: L. Price Blackford, Simms C. Browning, Donald G. Calder, David C. Colander, Jay R. Inglis and C. Carter Walker, Jr.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

CENTRAL SECURITIES CORPORATION

PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interest of our stockholders, we will vote against management’s recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors – We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

  We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.
  We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.
  We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.
  We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.
  We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s shareholders.

We evaluate proposals related to compensation on a case-by case basis.

  We generally support stock option plans that are incentive based and not excessive.
  We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.
  We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.
  We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.
  We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

  We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.
  We will evaluate proposals regarding shareholders rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.
  We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.
  We generally support share repurchase programs.
  We generally support the general updating of or corrective amendments to corporate charters and by-laws.
  We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors – We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

  We generally support management’s proposals regarding the approval of independent auditors.
  We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

  We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.
  We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. As of the date of this filing, Mr. Wilmot H. Kidd, President, and Mr. Andrew J. O’Neill, Vice President, manage the Corporation’s investments. Mr. Kidd has served in that capacity since 1973. Mr. O’Neill joined the Corporation in 2009, performing investment analysis, and was elected Vice President in 2011. Prior to joining the Corporation, Mr. O’Neill was Vice President and Senior Analyst at Sanford C. Bernstein & Co., LLC. Mr. Kidd and Mr. O’Neill do not manage any other accounts, and accordingly, the Registrant is not aware of any material conflicts with their management of the Corporation’s investments.

Mr. Kidd’s and Mr. O’Neill’s compensation consists primarily of a fixed base salary and a bonus. All or a portion of their bonus may be paid in shares of stock of the Corporation. Their compensation is reviewed and approved by the Compensation and Nominating Committee of the Board of Directors, which is comprised solely of independent directors, annually. Their compensation may be adjusted from year to year based on the Board of Directors’ perception of overall performance and their management responsibilities.

As of December 31, 2012, the value of Mr. Kidd’s investment in Central Securities common stock exceeded $1 million. As of that date, Mr. O’Neill’s investment in Central Securities common stock was valued between $500,001 - $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1 through July 31)	-0-	N/A	NA	NA
Month #2 (August 1 through August 31)	-0-	N/A	NA	NA
Month #3 (September 1 through September 30)	-0-	N/A	NA	NA
Month #4 (October 1 through October 31)	-0-	N/A	NA	NA
Month #5 (November 1 through November 30)	-0-	N/A	NA	NA
Month #6 (December 1 through December 31)	24,661	$19.38	NA	NA
Total	24,661	$19.38	NA	NA

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since such procedures were last described in the Corporation’s proxy statement dated February 8, 2012.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 12. Exhibits. (a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act. Attached hereto.

(c) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By:   /s/ Wilmot H. Kidd

Wilmot H. Kidd

President

February 15, 2013

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By:   /s/ Wilmot H. Kidd

Wilmot H. Kidd

President

February 15, 2013

Date

By:   /s/ Lawrence P. Vogel

Lawrence P. Vogel

Vice President & Treasurer

February 15, 2013

Date